                                                                   EXHIBIT 10.11





                                      FORMS
                                       OF
                              SEVERANCE AGREEMENTS

                               SEVERANCE AGREEMENT
                                     FORM A

                                                                 [**Executive**]


                               SEVERANCE AGREEMENT



         THIS SEVERANCE AGREEMENT ("Agreement") is made as of the _____ day of _______, 199___, between [FirstName] [LastName], an individual ("Executive"), and OfficeMax, Inc., an Ohio corporation (the "Company").

                                    RECITALS:

         A. The Company and Executive desire to enter into this Agreement to establish certain severance and change in control arrangements between the Company and Executive on the terms and conditions set forth in this Agreement.

         B. The Company and Executive are entering into this Agreement as an additional benefit to be provided to Executive as part of the enhancements made to Executive's overall compensation package in connection with Executive's annual performance review.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises, the covenants and promises made herein to be kept and performed, and the benefits to be derived by Executive under this Agreement, the parties agree as follows:

         1.       SEVERANCE PAYMENTS.

                  (a) Subject to the terms and conditions set forth below, if Executive's employment with the Company is terminated by the Company (other than for "Cause" or "Disability" (each as described below)), or if Executive terminates his employment with the Company for "Good Reason" (as described below), then the Company shall pay to Executive the following:

                     (i) Executive's monthly base salary through the end of the month during which termination occurred, plus all other unpaid amounts, if any, to which Executive is entitled as of the date of termination; and

                     (ii) commencing in the month following the month in which termination occurs, twelve (12) monthly severance payments in an amount equal to Executive's monthly base salary as of the date of termination (such monthly payments to be made on or about the 15th day of each month); provided, however, if, following termination of Executive's employment with the Company, Executive violates any provision of Section 2 of this Agreement, then the Company's obligation to make severance payments to Executive will terminate.

                                                                 [**Executive**]


                 (b) Notwithstanding the provisions of Section 1(a) above, subject to the terms and conditions set forth below, if Executive's employment with the Company is terminated by the Company (other than for Cause or Disability), or if Executive terminates his employment with the Company for Good Reason and if, in either case, such termination occurs within twenty-four (24) months of the date of a "Change in Control" (as described below), then the Company shall pay to Executive the following:

                     (i) Executive's monthly base salary through the end of the month during which termination occurred, plus all other unpaid amounts, if any, to which Executive is entitled as of the date of termination; and

                     (ii) Commencing in the month following the month in which termination occurs, twenty-four (24) monthly severance payments in an amount equal to Executive's monthly base salary as of the date of termination (such monthly payments to be made on or about the 15th day of each month); provided, however, if, following termination of Executive's employment with the Company, Executive violates and provision of
                           Section 2 of this Agreement, then the Company's obligation to make severance payments to Executive will terminate.

                (c) If Executive's employment with the Company is terminated because of Executive's retirement or death or is terminated by the Company for Cause or Disability, or if the Executive terminates his employment for other than Good Reason, then Executive shall not be entitled to, and the Company shall not be required to make, any severance payments.

                (d) Termination by the Company for "Cause" means termination by the Company based on any of the following acts or omissions by Executive, whether directly or indirectly:

                     (i) a violation of any policy of the Company that causes material injury to the Company;

                     (ii) an act of fraud, embezzlement, theft or any other material violation of law which interferes with Executive's ability to perform Executive's duties and responsibilities;

                     (iii) wrongful damage to material assets of the Company;

                     (iv) wrongful disclosure of confidential information of the Company; (v) wrongful engagement in any competitive activity which would constitute a breach of the duty of loyalty;

                     (vi) failure or refusal to perform, or gross negligence in the performance of, Executive's duties and responsibilities; or

                                                                 [**Executive**]


                     (vii) making unauthorized comments to the media regarding
                           the Company.

                (e) Termination by the Company for "Disability" means termination by the Company based on the inability of Executive to perform his duties and responsibilities as a result of the Executive's illness (either physical or mental) or other incapacity for a total of one hundred twenty (120) days during any twelve (12) month period.

                (f) Termination by Executive for "Good Reason" means termination by Executive based on the occurrence of any of the following circumstances without Executive's express written consent:

                     (i) a reduction in either Executive's annual rate of base salary or level of participation in any bonus or incentive plan for which he is eligible (other than as part of a salary reduction or changes in bonus or incentive plans generally imposed on all executive officers of the Company);

                     (ii) an elimination or reduction of Executive's participation in any benefit plan generally available to executive officers of the Company, unless the Company continues to offer Executive benefits substantially similar to those made available by such plan; provided, however, that a change to a plan in which executive officers of the Company generally participate, including termination of any such plan, if it does not result in a proportionately greater reduction in the rights of or benefits to Executive as compared with the other executive officers of the Company or is required by law or a technical change, will not be deemed to be Good Reason;

                     (iii) failure of any successor (whether direct or indirect, by purchase of stock or assets, merger, consolidation or otherwise) to the Company to assume the Company's obligations under this Agreement or failure by the Company to remain liable to Executive under this Agreement after an assignment by the Company of this Agreement; or

                     (iv) a transfer of Executive's principal business office to a location outside of the area where the function for which Executive is responsible is performed.

         Executive's right to terminate his employment pursuant to this paragraph (f) will not be affected by Executive's incapacity due to physical or mental illness. Executive's continued employment will not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason; provided, however, that Executive will be deemed to have waived his rights pursuant to circumstances constituting Good Reason if he has not provided to the Company a written notice of termination to the Company within ninety
         (90) days following his knowledge of the circumstances constituting Good Reason.

                  (g) For purposes of this Agreement, "Change in Control" means the occurrence of any of the following:

                                                                 [**Executive**]


                     (i) the Board of Directors or shareholders of the Company approve a consolidation or merger that results in the shareholders of the Company immediately prior to the transaction giving rise to the consolidation or merger owning less than 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction giving rise to the merger or consolidation;

                     (ii) the Board of Directors or shareholders of the Company approve the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company;

                     (iii) any person or other entity (other than the Company or a subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) purchases any shares of capital stock of the Company (or securities convertible to capital stock) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing thirty percent (30%) or more of the voting power of the Company's outstanding securities;

                     (iv) during any two-year period, individuals who are at the beginning of such a period constitute the entire Board of Directors cease to constitute a majority of the Board of Directors, unless the election or the nomination for election of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of that period; or

                     (v) the individual serving as the Chief Executive Officer of the Company on the date of this Agreement ceases to serve (other than as a result of death or disability) as the Chief Executive Officer, Co-Chief Executive Officer, Chairman or Co-Chairman of the Company or any surviving entity.

                  (h) The severance payments provided under this Agreement shall constitute the exclusive payments due to Executive from, and the exclusive obligation of, the Company if Executive's employment with the Company is terminated, except for any benefits which may be payable to Executive in normal course under any employee benefit plan of the Company which provides benefits after the termination of employment.

                  (i) The obligation of the Company to make the severance payments under this Agreement is conditioned on the execution and delivery by Executive to the Company of a release, in form and substance satisfactory to the Company, of any and all claims Executive may have arising out of Executive's employment relationship with the Company under federal, state or local law (other than any claim for benefits which may be due to Executive in normal course under any employee benefit plan of the Company which provides benefits after termination of employment).

                                                                 [**Executive**]


                  (j) All payments to Executive shall be subject to withholding on account of federal, state and local taxes as required by law.

         2. COVENANT NOT TO COMPETE AND CONFIDENTIALITY.

                           (a) Executive acknowledges that as a key management employee, Executive will be involved on a high level, in the development, implementation and management of the Company's business strategies and plans and that by virtue of Executive's unique and sensitive position and special background, employment of Executive by a competitor of the Company represents a serious competitive danger to the Company, and the use of Executive's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company. In view of the foregoing, Executive agrees that beginning on the date of termination of Executive's employment with the Company and continuing for a period of twelve (12) months following the month during which termination occurred, Executive will not, directly or indirectly, do, or cause to be done, any of the following:

                     (i) Own, manage, control or participate in the ownership, management or control of, or be employed or engaged by or otherwise affiliated with, any other person, corporation, firm, or other business entity (such as Staples or Office Depot) that competes with the businesses of the Company or any of its subsidiaries or affiliates as such businesses are conducted at anytime and anywhere during Executive's employment with the Company (the "Business"); provided, however, that the ownership of not more than one percent (1%) of the equity of any publicly-traded business entity will not be deemed a violation of this covenant;

                     (ii) Employ, assist in employing, or otherwise associate in business with any present, former or future associate, employee, officer or agent of the Company or any of its subsidiaries or affiliates in a business that competes with the Business; or

                     (iii) Induce any person who is an associate, employee,
                           officer or agent of the Company or any of its subsidiaries to terminate said relationship

                   (b) Executive agrees that from and after the date of this Agreement, he will not disclose, divulge, discuss, disseminate, copy or otherwise use or cause to be used any of the confidential, proprietary or trade secret information (including, but not limited to, customer lists, pricing lists or information, purchasing information, service distribution methods, formulae, marketing research or other trade secrets) of the Company or any of its subsidiaries or affiliates, except in connection with his duties and responsibilities as an executive of the Company.

                  (c) Executive expressly agrees and understands that the remedy at law for any breach by him of this Section 2 will be inadequate and that the damages flowing from such breach are not readily susceptible to being measured in monetary terms. Accordingly, it is

                                                                 [**Executive**]


         acknowledged that on adequate proof of his violation of any legally enforceable provision of this Section 2, the Company will be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach. Nothing in this Section 2 will be deemed to limit the Company's remedies at law or in equity for any breach by Executive of any of the provisions of this Section 2.

                  (d) If Executive violates any legally enforceable provision of this Section 2 as to which there is a specific time period during which Executive is prohibited from taking certain actions or from engaging in certain activities, as set forth in such provision, then, in such event, such violation will toll the running of such time period from the date of such violation until such violation ceases.

                  (e) If Executive violates any provision of this Section 2, then the obligation of the Company to make the severance payments to Executive will terminate and Executive will not be entitled to any further severance payments.

                  (F) EXECUTIVE HAS CAREFULLY CONSIDERED THE NATURE AND EXTENT OF THE RESTRICTIONS ON HIM AND THE RIGHTS AND REMEDIES CONFERRED ON THE COMPANY UNDER THIS SECTION 2 AND HEREBY ACKNOWLEDGES AND AGREES THAT THE SAME ARE REASONABLE IN TIME AND TERRITORY, ARE DESIGNED TO ELIMINATE COMPETITION WHICH OTHERWISE WOULD BE UNFAIR TO THE COMPANY AND ITS SUBSIDIARIES, DO NOT STIFLE HIS INHERENT SKILL AND EXPERIENCE, WOULD NOT OPERATE AS A BAR TO HIS SOLE MEANS OF SUPPORT, ARE FULLY REQUIRED TO PROTECT THE LEGITIMATE INTERESTS OF THE COMPANY AND ITS SUBSIDIARIES AND DO NOT CONFER A BENEFIT ON THE COMPANY DISPROPORTIONATE TO THE DETRIMENT TO HIM.

         3. EMPLOYMENT AT WILL. Executive understands and agrees that this Agreement does not constitute a contract of employment for a fixed term. Executive acknowledges that he is free to resign from employment, and the Company is free to terminate his employment, at any time for any reason.

         4. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining in the City of Cleveland, Ohio, and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. The arbitrator or arbitrators shall be deemed to possess the powers to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Section 4 shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by Executive of any of his covenants contained in Section 2 above.

         5. NOTICE. Notices, demands and all other communications provided for in this Agreement shall be in writing and will be deemed to have been duly given when delivered, if delivered personally, or mailed by United States certified or registered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, and if mailed to the Company, shall be addressed to its principal place of business, attention: General Counsel, and if mailed to Executive, shall be addressed to Executive at his home address last shown on the records of the

                                                                 [**Executive**]


Company, or to such other address as any party may have furnished to the other in writing, except that notices of change of address will be effective only on receipt.

         6. SEVERABLE PROVISIONS. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions and any partially unenforceable provision to the extent enforceable in any jurisdiction shall, nevertheless, be binding and enforceable.

         7. GENERAL PROVISIONS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement will be governed by the laws of the State of Ohio without regard to its conflicts of law principles.

         8. NUMBER; GENDER. Whenever the context so requires, the singular pronoun shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

         9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

         10. HEADINGS. The headings of paragraphs are included solely for convenience of reference only and are not part of this Agreement and will not be used in construing it.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties in respect of the subject matter contained in this Agreement and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party; and any prior agreement of the parties in respect of the subject matter contained in this Agreement is terminated and canceled.

                                                                 [**Executive**]


         IN WITNESS WHEREOF, the parties have executed this Severance Agreement as of the date first above written.

                                      OFFICEMAX, INC.


                                     By:
                                         ---------------------------------------
                                         Michael Feuer
                                         Chairman and Chief Executive Officer





                                     "EXECUTIVE"


                                     ------------------------------------
                                     [FirstName] [LastName]

                               SEVERANCE AGREEMENT
                                     FORM B

                                                                     [Executive]





                               SEVERANCE AGREEMENT



         THIS SEVERANCE AGREEMENT ("Agreement") is made as of the ____ day of _________, 199___, between [FirstName] [LastName], an individual ("Executive"), and OfficeMax, Inc., an Ohio corporation (the "Company").

                                    RECITALS:

         A. The Company and Executive desire to enter into this Agreement to establish certain severance and change in control arrangements between the Company and Executive on the terms and conditions set forth in this Agreement.

         B. The Company and Executive are entering into this Agreement as an additional benefit to be provided to Executive as part of the enhancements made to Executive's overall compensation package in connection with Executive's annual performance review.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises, the covenants and promises made herein to be kept and performed, and the benefits to be derived by Executive under this Agreement, the parties agree as follows:

         1.       SEVERANCE PAYMENTS.

                 (a) Subject to the terms and conditions set forth below, if Executive's employment with the Company is terminated by the Company (other than for "Cause" or "Disability" (each as described below)), or if Executive terminates his employment with the Company for Good Reason and if, in either case, such termination occurs within twenty-four (24) months of the date of a "Change in Control" (as described below), then the Company shall pay to Executive the following:

                     (i) Executive's monthly base salary through the end of the month during which termination occurred, plus all other unpaid amounts, if any, to which Executive is entitled as of the date of termination; and

                     (ii) Commencing in the month following the month in which termination occurs, twelve (12) monthly severance payments in an amount equal to Executive's monthly base salary as of the date of termination (such monthly payments to be made on or about the 15th day of each month); provided, however, if, following termination of Executive's employment with the Company, Executive violates and provision of Section 2 of this Agreement, then the Company's obligation to make severance payments to Executive will terminate.

                                                                     [Executive]


                (b) If Executive's employment with the Company is terminated because of Executive's retirement or death or is terminated by the Company for Cause or Disability, or if the Executive terminates his employment for other than Good Reason, then Executive shall not be entitled to, and the Company shall not be required to make, any severance payments.

                (c) Termination by the Company for "Cause" means termination by the Company based on any of the following acts or omissions by Executive, whether directly or indirectly:

                     (i) a violation of any policy of the Company that causes material injury to the Company;

                     (ii) an act of fraud, embezzlement, theft or any other material violation of law which interferes with Executive's ability to perform Executive's duties and responsibilities;

                     (iii)  wrongful damage to material assets of the Company;

                     (iv) wrongful disclosure of confidential information of the Company;

                     (v) wrongful engagement in any competitive activity which would constitute a breach of the duty of loyalty;

                     (vi) failure or refusal to perform, or gross negligence in the performance of, Executive's duties and responsibilities; or

                     (vii) making unauthorized comments to the media regarding the Company.

                (d) Termination by the Company for "Disability" means termination by the Company based on the inability of Executive to perform his duties and responsibilities as a result of the Executive's illness (either physical or mental) or other incapacity for a total of one hundred twenty (120) days during any twelve (12) month period.

                (e)Termination by Executive for "Good Reason" means termination by Executive based on the occurrence of any of the following circumstances without Executive's express written consent:

                     (i) a reduction in either Executive's annual rate of base salary or level of participation in any bonus or incentive plan for which he is eligible (other than as part of a salary reduction or changes in bonus or incentive plans generally imposed on all executive officers of the Company);

                     (ii) an elimination or reduction of Executive's participation in any benefit plan generally available to executive officers of the Company, unless the Company

                                                                     [Executive]


                            continues to offer Executive benefits substantially similar to those made available by such plan; provided, however, that a change to a plan in which executive officers of the Company generally participate, including termination of any such plan, if it does not result in a proportionately greater reduction in the rights of or benefits to Executive as compared with the other executive officers of the Company or is required by law or a technical change, will not be deemed to be Good Reason;

                     (iii) failure of any successor (whether direct or indirect, by purchase of stock or assets, merger, consolidation or otherwise) to the Company to assume the Company's obligations under this Agreement or failure by the Company to remain liable to Executive under this Agreement after an assignment by the Company of this Agreement; or

                     (iv) a transfer of Executive's principal business office to a location outside of the area where the function for which Executive is responsible is performed.

         Executive's right to terminate his employment pursuant to this paragraph (e) will not be affected by Executive's incapacity due to physical or mental illness. Executive's continued employment will not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason; provided, however, that Executive will be deemed to have waived his rights pursuant to circumstances constituting Good Reason if he has not provided to the Company a written notice of termination to the Company within ninety
         (90) days following his knowledge of the circumstances constituting Good Reason.

                  (f) For purposes of this Agreement, "Change in Control" means the occurrence of any of the following:

                     (i) the Board of Directors or shareholders of the Company approve a consolidation or merger that results in the shareholders of the Company immediately prior to the transaction giving rise to the consolidation or merger owning less than 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction giving rise to the merger or consolidation;

                     (ii) the Board of Directors or shareholders of the Company approve the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company;

                     (iii) any person or other entity (other than the Company or a subsidiary or any Company Executive benefit plan (including any trustee of any such plan acting in its capacity as trustee)) purchases any shares of capital stock of the Company (or securities convertible to capital stock) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing thirty percent (30%) or more of the voting power of the Company's

                                                                     [Executive]


                            outstanding securities;

                     (iv) during any two-year period, individuals who are at the beginning of such a period constitute the entire Board of Directors cease to constitute a majority of the Board of Directors, unless the election or the nomination for election of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of that period; or

                     (v) the individual serving as the Chief Executive Officer of the Company on the date of this Agreement ceases to serve (other than as a result of death or disability) as the Chief Executive Officer, Co-Chief Executive Officer, Chairman or Co-Chairman of the Company or any surviving entity.

                  (g) The severance payments provided under this Agreement shall constitute the exclusive payments due to Executive from, and the exclusive obligation of, the Company if Executive's employment with the Company is terminated, except for any benefits which may be payable to Executive in normal course under any Executive benefit plan of the Company which provides benefits after the termination of employment.

                  (h) The obligation of the Company to make the severance payments under this Agreement is conditioned on the execution and delivery by Executive to the Company of a release, in form and substance satisfactory to the Company, of any and all claims Executive may have arising out of Executive's employment relationship with the Company under federal, state or local law (other than any claim for benefits which may be due to Executive in normal course under any Executive benefit plan of the Company which provides benefits after termination of employment).

                  (i) All payments to Executive shall be subject to withholding on account of federal, state and local taxes as required by law.

         2. COVENANT NOT TO COMPETE AND CONFIDENTIALITY.

                  (a) Executive acknowledges that as a management employee, Executive will be involved on a high level, in the development, implementation and management of the Company's business strategies and plans and that by virtue of Executive's unique and sensitive position and special background, employment of Executive by a competitor of the Company represents a serious competitive danger to the Company, and the use of Executive's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company. In view of the foregoing, Executive agrees that beginning on the date of termination of Executive's employment with the Company and continuing for a period of twelve (12) months following the month during which termination occurred, Executive will not, directly or indirectly, do, or cause to be done, any of the following:

                     (i) Own, manage, control or participate in the ownership, management or control of, or be employed or engaged by or otherwise affiliated with, any other

                                                                     [Executive]


                            person, corporation, firm, or other business entity (such as Staples or Office Depot) that competes with the business of the Company or any of its subsidiaries or affiliates as such businesses are conducted at anytime and anywhere during Executive's employment with the Company (the "Business"); provided, however, that the ownership of not more than one percent (1%) of the equity of any publicly-traded business entity will not be deemed a violation of this covenant;

                     (ii) Employ, assist in employing, or otherwise associate in business with any present, former or future associate, employee, officer or agent of the Company or any of its subsidiaries or affiliates in a business that competes with the Business; or

                     (iii) Induce any person who is an associate, employee, officer or agent of the Company or any of its subsidiaries to terminate said relationship

                   (b) Executive agrees that from and after the date of this Agreement, he will not disclose, divulge, discuss, disseminate, copy or otherwise use or cause to be used any of the confidential, proprietary or trade secret information (including, but not limited to, customer lists, pricing lists or information, purchasing information, service distribution methods, formulae, marketing research or other trade secrets) of the Company or any of its subsidiaries or affiliates, except in connection with his duties and responsibilities as an executive of the Company.

                  (c) Executive expressly agrees and understands that the remedy at law for any breach by him of this Section 2 will be inadequate and that the damages flowing from such breach are not readily susceptible to being measured in monetary terms. Accordingly, it is acknowledged that on adequate proof of his violation of any legally enforceable provision of this Section 2, the Company will be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach. Nothing in this Section 2 will be deemed to limit the Company's remedies at law or in equity for any breach by Executive of any of the provisions of this Section 2.

                  (d) If Executive violates any legally enforceable provision of this Section 2 as to which there is a specific time period during which Executive is prohibited from taking certain actions or from engaging in certain activities, as set forth in such provision, then, in such event, such violation will toll the running of such time period from the date of such violation until such violation ceases.

                  (e) If Executive violates any provision of this Section 2, then the obligation of the Company to make the severance payments to Executive will terminate and Executive will not be entitled to any further severance payments.

                  (F) EXECUTIVE HAS CAREFULLY CONSIDERED THE NATURE AND EXTENT OF THE RESTRICTIONS ON HIM AND THE RIGHTS AND REMEDIES CONFERRED ON THE COMPANY UNDER THIS SECTION 2 AND HEREBY ACKNOWLEDGES AND AGREES THAT THE SAME ARE REASONABLE IN TIME


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
                                                                     [Executive]


         AND TERRITORY, ARE DESIGNED TO ELIMINATE COMPETITION WHICH OTHERWISE WOULD BE UNFAIR TO THE COMPANY AND ITS SUBSIDIARIES, DO NOT STIFLE HIS INHERENT SKILL AND EXPERIENCE, WOULD NOT OPERATE AS A BAR TO HIS SOLE MEANS OF SUPPORT, ARE FULLY REQUIRED TO PROTECT THE LEGITIMATE INTERESTS OF THE COMPANY AND ITS SUBSIDIARIES AND DO NOT CONFER A BENEFIT ON THE COMPANY DISPROPORTIONATE TO THE DETRIMENT TO HIM.

         3. EMPLOYMENT AT WILL. Executive understands and agrees that this Agreement does not constitute a contract of employment for a fixed term. Executive acknowledges that he is free to resign from employment, and the Company is free to terminate his employment, at any time for any reason.

         4. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining in the City of Cleveland, Ohio, and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. The arbitrator or arbitrators shall be deemed to possess the powers to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Section 4 shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by Executive of any of his covenants contained in Section 2 above.

         5. NOTICE. Notices, demands and all other communications provided for in this Agreement shall be in writing and will be deemed to have been duly given when delivered, if delivered personally, or mailed by United States certified or registered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, and if mailed to the Company, shall be addressed to its principal place of business, attention: General Counsel, and if mailed to Executive, shall be addressed to Executive at his home address last shown on the records of the Company, or to such other address as any party may have furnished to the other in writing, except that notices of change of address will be effective only on receipt.

         6. SEVERABLE PROVISIONS. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions and any partially unenforceable provision to the extent enforceable in any jurisdiction shall, nevertheless, be binding and enforceable.

         7. GENERAL PROVISIONS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement will be governed by the laws of the State of Ohio without regard to its conflicts of law principles.

         8. NUMBER; GENDER. Whenever the context so requires, the singular pronoun shall include the plural and the plural shall include the singular, and the gender of any pronoun shall

                                                                     [Executive]


include the other genders.

         9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

         10. HEADINGS. The headings of paragraphs are included solely for convenience of reference only and are not part of this Agreement and will not be used in construing it.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties in respect of the subject matter contained in this Agreement and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, Executive or representative of any party; and any prior agreement of the parties in respect of the subject matter contained in this Agreement is terminated and canceled.

         IN WITNESS WHEREOF, the parties have executed this Severance Agreement as of the date first above written.

                                    OFFICEMAX, INC.


                                   By:
                                       -----------------------------------------
                                          Michael Feuer
                                          Chairman and Chief Executive Officer





                                   "EXECUTIVE"


                                   ---------------------------------------------
                                   [FirstName] [LastName]





                                       7